SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   May 20, 2004
                                                --------------------------------

                          FIRST MONTAUK FINANCIAL CORP.
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               (Exact name of Registrant as specified in charter)


  New Jersey                          0-6729                        22-1737915
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(State or other jurisdic-          (Commission              (IRS Employer
 tion of incorporation)            File Number)             Identification No.)

Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, N.J.      07701
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code  (732) 842-4700
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         (Former name or former address, if changed since last report.)

Item 7: Financial Statements and Exhibits.

(c)        Exhibits

           The following exhibit is filed herewith:

Exhibit No.                         Description
-----------                         -----------
99.1                                Press release issued by First Montauk
                                    Financial Corp. dated May 20, 2004.


Item 12: Results of Operations and Financial Condition.

     On May 20, 2004, First Montauk Financial Corp. (the "Registrant") issued a press release announcing results for the quarter ended March 31, 2004. A copy of the press release is attached as exhibit 99.1. The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2004                               First Montauk Financial Corp.
                                                  (Registrant)


                                                  By /s/ Victor K. Kurylak
                                                    ----------------------------
                                                    Victor K. Kurylak, President

                                                        Exhibit 99.1

                         FIRST MONTAUK FINANCIAL CORP.
                                  [Letterhead]



                                [GRAPHIC OMITTED]

                              FOR IMMEDIATE RELEASE

                             FIRST MONTAUK ANNOUNCES
                      FIRST QUARTER RESULTS FOR FISCAL 2004

Red Bank, NJ - May 20, 2004 - First Montauk Financial Corp. (OTC/BB: FMFK), a nationwide provider of investment services through independent financial professionals, announced financial results for the first quarter ended March 31, 2004.

Revenues for the first quarter increased 72%, from $10.9 million in 2003, to $18.8 million for the first quarter of 2004. The Company reported net income applicable to common stockholders of $238,000, or $.02 per basic and diluted share, as compared to a net loss applicable to common stockholders of ($496,000), or ($.06) per basic and diluted share for the 2003 period.

Victor K. Kurylak, President and COO of the Company, commented, "We are pleased with the performance during the first quarter of 2004, as the Company reported a profit on the highest quarterly revenue since the March 2000 quarter. The results for the first quarter reflect our continued efforts to contain costs and take advantage of growth opportunities."

     Montauk Financial Group is a service mark of First Montauk Securities Corp., Member NASD/SIPC. First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ, with approximately 60,000 retail and institutional accounts. The Company's ability to offer quality support services, research advanced networked information systems and a competitive commission payout structure has attracted approximately 440 independent, professional registered representatives across the country. Additional information is available at the Company's website at www.montaukfinancial.com.

Statements contained in this news release regarding expected financial results of the Company and First Montauk Securities Corp., are forward-looking statements, subject to uncertainties and risks, many of which are beyond the Company's control, including, but not limited to, market conditions, interest rate and currency fluctuations, dependence on key personnel, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Factors Affecting Forward Looking Statements" in the Company's Form 10-Q for the first quarter ended March 31, 2004 as filed with the Securities and Exchange Commission. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance.


                                  FIRST MONTAUK FINANCIAL CORP. AND SUBSIDIARIES
                                              SELECTED FINANCIAL DATA


                                                                                   Three months ended March 31,
                                                                                     2004              2003


Revenues:                                                                          18,821,406       10,956,167
                                                                                   ----------       ----------
Expenses:                                                                          18,583,432       11,427,511
                                                                                   ----------       ----------
Net income (loss)                                                                 $   237,974     $   (471,344)
                                                                                   ==========       ==========
Net income (loss) applicable to common stockholders                               $   237,974     $   (496,183)
                                                                                   ==========       ==========
Earnings (loss) per share:
   Basic                                                                          $       .02     $       (.06)
   Diluted                                                                        $       .02     $       (.06)

Weighted average number of shares of stock outstanding:
   Basic                                                                            9,067,548        8,527,164
   Diluted                                                                         15,631,311        8,527,164




Contact:
                                                     Katy Paul
Montauk Financial Group                              Shareholder Relations
William J. Kurinsky, CEO                             732-842-4700, ext. 4220
(800) 876-3672, ext. 4227                            info@montaukfinancial.com